UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007
_____________________

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

25 Phillips Parkway
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 581-2401

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[×]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 4, 2006, Platinum Energy Resources, Inc., a Delaware corporation (“Platinum Energy”), its wholly-owned subsidiary, PER Acquisition Corp., a Delaware corporation (“Acquisition Sub”) and Tandem Energy Corporation, a Colorado corporation (“TEC”) entered into an Asset Acquisition Agreement and Plan of Reorganization (the “Acquisition Agreement”) pursuant to which Platinum Energy will acquire all of the assets and assume substantially all of the liabilities of TEC, including approximately $42 million of TEC's debt, in exchange for the issuance of approximately 8 million shares (the “Shares”) of Platinum Energy common stock (the “Transaction”).

On June 1, 2007, the Acquisition Agreement was amended to extend the termination date of the Acquisition Agreement to June 30, 2007. A copy of Amendment No. 4 to the Asset Acquisition Agreement and Plan of Reorganization (the “Amendment”) is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Additional Information and Where to Find It

Platinum Energy shareholders are urged to read the proxy statement regarding the proposed transaction and the amendments thereto as they become available because they contain important information. Copies of filings by Platinum Energy, which will contain information about Platinum Energy and TEC, will be available without charge, when filed, at the Securities and Exchange Commission’s internet site (http://www.sec.gov), and, when filed, will be available from Platinum Energy, without charge, by directing a request to Platinum Energy Resources, Inc. 25 Phillips Parkway, Montvale, New Jersey 07645.

The respective directors and executive officers of Platinum Energy and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Platinum Energy’s directors and executive officers is available in the revised Preliminary Proxy Statement filed with the Securities and Exchange Commission on May 29, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Forward-Looking Statements

Platinum Energy claims the protection of the safe harbor for “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Platinum Energy’s and TEC’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in the U.S. and abroad; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which TEC is engaged; fluctuations in oil and gas prices and in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in Platinum Energy’s filings with the Securities and Exchange Commission, including its reports on Form 10-K for the year ended December 31, 2006 and Form 10-Q for the quarter ended March 31, 2007. The information set forth herein should be read in light of such risks. Neither Platinum Energy nor TEC assumes any obligation to update the information contained in this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

2.1	Amendment No. 4 to the Asset Acquisition Agreement and Plan of Reorganization, dated as of June 1, 2007 among Platinum Energy Resources, Inc., PER Acquisition Corp. and Tandem Energy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: June 4, 2007
	By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer